Exhibit 99.21


                                                                  EXECUTION COPY

                           FUTURE RELATIONS AGREEMENT
                           --------------------------

               This FUTURE RELATIONS AGREEMENT (this "Agreement") is made as of this 17th day of November, 2003 by and among Stephen M. Ross, Related General II L.P., RCMP Management, Inc. and The Related Companies, L.P. (individually, a "Contributor Party" and collectively, the "Contributor Parties"), on behalf of themselves and their Affiliates (as hereinafter defined), and CharterMac Capital Company, LLC, a Delaware limited liability company ("CCC").

                              W I T N E S S E T H:
                              --------------------

               WHEREAS, certain of Contributor Parties (together with certain other parties) and CCC have entered into a Contribution Agreement dated as of December 17, 2002 (the "Contribution Agreement");

               WHEREAS, pursuant to the Contribution Agreement, upon the Closing of the transactions described in the Contribution Agreement, CCC shall own, among other interests, 100% of the general partnership interests in Related Capital Company ("RCC"); and

               WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Contribution Agreement that Contributor Parties and CCC enter into this Agreement.

               NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, it is hereby agreed by and among the parties hereto as follows:

               1. Defined Terms.


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               (a) Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Contribution Agreement.

               (b) As used herein, the following terms shall have the following meanings:

               "Affiliates" shall mean, at the time of determination:

               (i) With respect to a Contributor Affiliated Party (A) a Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Contributor Affiliated Party, where "control" means the possession, directly or indirectly, individually or together with other entities affiliated with a Contributor Affiliated Party of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise, and/or (B) any Person in which Contributor Affiliated Parties, individually or as a group, directly and/or indirectly, owns 50% or more of the Economics, which Person in the case of this clause (B) owns Tax Credit Syndication Interests or owns or controls directly or indirectly an entity which owns Tax Credit Syndication Interests. For purposes of this definition, (x) CentRe Mortgage Capital Company, LLC, Credit Re Mortgage Capital, LLC, Credit Mortgage Capital, LLC and any successor program organized by a Contributor Affiliated Party (collectively, the "CMC Entities") are Affiliates and (y) JMP Management, Inc., Related General of Florida, JMP Services, Inc. and any Person controlled by Jorge M. Perez in which a Contributor Affiliated Party is also an equity owner are not Affiliates; or

               (ii) With respect to Persons other than Contributor Affiliated Parties, an Affiliate (as defined in the Contribution Agreement).

               "Agency Lender" shall mean a Person which is licensed or authorized by Fannie Mae, Freddie Mac or FHA (collectively, the "Agencies" and individually an "Agency") to


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originate and/or service mortgage loans for or on behalf of such entities, including, without limitation, a Person which is a Fannie Mae Delegated Underwriter and Servicer, a Freddie Mac Program Plus Seller/Servicer or FHA originator, processor and servicer.

               "Bond Enhancement" shall mean credit enhancement by insurance, credit support, guarantees or otherwise with respect to tax-exempt bond financing.

               "CCC Affiliated Parties" shall mean CCC and its Affiliates.

               "Contributor Affiliated Parties" and "Contributor Affiliated Party" shall mean the Contributor Parties, Michael J. Brenner and Jeff T. Blau and their respective Affiliates.

               "Debt" shall mean amounts collected, accrued or otherwise payable as debt payments (not including the base or coupon interest rate, except to the extent such base or coupon interest rate (i) is in excess of a market rate or
(ii) is not serviced currently by the operating income of the property) measured by reference to performance of the underlying properties.

               "Developer's Package" shall mean the package of materials customarily sent by a developer of Tax Credit Properties to a purchaser of Tax Credit Syndication Interests, including, without limitation, all information reasonably required by CCC Affiliated Parties in order to consider and issue a Commitment to purchase and/or syndicate the Tax Credit Syndication Interests (including but not limited to the items set forth on Exhibit A).

               "Economic Tax Credit Syndication Interest" shall mean a Tax Credit Syndication Interest in which the present value of the tax benefits with respect to such Tax Credit Syndication Interest do not represent a majority of the present value of the anticipated economic return (including tax benefits) to the holder of such Tax Credit Syndication Interest.


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               "Economics" shall mean the present value of all fees and other amounts whether derived from Debt or equity which are reasonably expected to be earned during the tax credit compliance period including, without limitation, development fees and overhead reimbursement, general contractor fees and overhead reimbursement, management fees, incentive fees, guarantee fees, developer notes, profit from sale of "421(a) certificates" and interest in cash flow and sales and refinancing proceeds.

               "Equity Enhancement" shall mean either (i) a guarantee of a specified internal rate of return from tax benefits, or (ii) a guarantee which is broader in scope or longer in duration than those guarantees customarily given by developers of Tax Credit Properties so that the Tax Credit Syndication Interests may be offered for sale at an internal rate of return which is less than the internal rate of return for Tax Credit Syndication Interests generally available in the market for Tax Credit Syndication Interests which do not benefit from the foregoing guarantees.

               "Non-Economic Tax Credit Syndication Interest" shall mean a Tax Credit Syndication Interest in which the present value of the tax benefits with respect to such Tax Credit Syndication Interest does represent a majority of the present value of the anticipated economic return (including tax benefits) to the holder of such Tax Credit Syndication Interest.

               "Tax Credit Allocation Year" shall mean a calendar year with respect to which Housing Tax Credits are allocated by the applicable regulatory authority.

               "Tax Credit Properties" shall mean real estate developments which have been allocated Tax Credits.

               "Tax Credit Syndication Interest" shall mean (i) a Tax Credit Property(ies) or (ii) a direct or indirect ownership interest in a partnership, limited liability company or other entity that has been formed to provide a pass-through of Tax Credits and tax losses from Tax


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Credit Properties including, without limitation, those which produce "421a
Certificates" or "Inclusionary Zoning Certificates" with respect to New York City properties.

               "Tax Credits" shall mean (i) Housing Tax Credits under (A)
Section 42 of the Code (or any substantially equivalent replacement thereof) or
(B) any applicable state-law equivalent thereof, including, without limitation, those real estate developments which have been allocated Housing Tax Credits pursuant to a tax-exempt bond allocation; (ii) Historic Rehabilitation Tax Credits under (A) Section 47 of the Code (or any substantially equivalent replacement thereof) or (B) any applicable state-law equivalent thereof; (iii) New Markets Tax Credits under (A) Section 45(D) of the Code (or any substantially equivalent replacement thereof) and (B) any applicable state-law equivalent thereof; and (iv) the proposed home ownership tax credits under (A) federal law and (B) any applicable state-law equivalent thereof (or any substantially equivalent replacement thereof); provided, however, that if the benefits of such home ownership tax credits run only to the home resident, such credits shall not be included within the definition of Tax Credits.

               "Unit" shall mean a residential rental unit in a Tax Credit Property.

               (c) In addition to the terms defined in Section 1 hereof, the following terms have the meanings defined for such terms as set forth below:


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                      Term                                 Section
                      ----                                 -------

                      "Agency" or "Agencies"               1 ("Agency Lender")

                      "AMAC"                               5(a)

                      "CCC's Agent                         12(k)

                      "CCC Contact"                        7

                      "CharterMac"                         2

                      "Commitment"                         3(a)

                      "Competitive Business"               5(a)

                      "Contributor's Agent"                12(j)

                      "IRR"                                3(b)(ii)

                      "Lowest IRR"                         3(b)(i)

                      "Most Favored Nation Price"          3(b)(i)

                      "New Competitive Business"           5(b)

                      "Non-Sale Conditions"                4(b)

                      "Permanent Capital Provider"         4(a)

                      "Permitted Activities"               5(b)

                      "price"                              3(b)(iii)

                      "Sell Down"                          5(b)

                      "Term"                               2

               2. Term; Acknowledgement.

               (a) Term. The term of this Agreement shall commence on the date hereof and end on the respective dates set forth opposite such operative provision below (the respective "Term" of such provision):

                      Section                   Term
                      -------                   ----

                      3, 4                      November 17, 2009

                      5, 6, 7                   longer of:
                                                (i)  November 17, 2008; and

                                                (ii) the date on which a
                                                Contributor Affiliated Party is
                                                no longer a member of the board
                                                of


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                      Section                   Term
                      -------                   ----


                                                trustees of CharterMac

               Notwithstanding the foregoing, if not earlier terminated, the Term of Section 3, shall end on the date CCC gives notice to Contributor Parties in writing and/or issues a press release or otherwise publicly announces that it is no longer economically viable to be a syndicator of Tax Credit Syndication Interests and CharterMac, a Delaware statutory trust ("CharterMac"), and the CCC Affiliated Parties are no longer in the business of syndicating Tax Credit Syndication Interests.

               (b) Acknowledgement. Contributor Parties acknowledge that the good will of the Acquired Businesses being acquired by CCC under the Contribution Agreement is a substantial portion of the value to CCC in the transaction of which this Agreement is a part and is an element without which CCC would not be willing to enter into or consummate this transaction. The parties acknowledge that this value includes, without limitation, important relationships developed over a long period by Contributor Affiliated Parties with suppliers of product, governmental authorities, customers and other real estate professionals throughout the United States, with whom Contributor Affiliated Parties will continue to do business after the Closing in other aspects of Contributor Affiliated Parties' businesses which are not being sold under the Contribution Agreement for an indefinite period after the Closing. Because Contributor Affiliated Parties are expected to have these continuing relationships for the indefinite future with such Persons, the parties recognize that a non-competition period relating to the Acquired Businesses is essential to effectively transfer to CCC the Assets and the value bargained for under the Contribution Agreement and the restrictions are fair and reasonable in terms of duration and scope of activities and are necessary to effect the intent of the Contribution Agreement.


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               3. Obligations with Respect to the Offer and Sale of Tax Credit
Syndication Interests.

               (a) Exclusive Right to Purchase. Subject to the provisions of
Section 4 hereof, in the event that a Contributor Affiliated Party develops, co-develops, purchases or restructures Tax Credit Syndication Interests in Tax Credit Properties owned directly or indirectly by such Contributor Affiliated Party and such Contributor Affiliated Party determines to sell such Tax Credit Syndication Interests, then the Contributor Affiliated Party shall offer to sell, and the CCC Affiliated Parties shall have the sole and exclusive right (except as provided herein) to purchase and/or syndicate such Tax Credit Syndication Interests in accordance with the terms of this Agreement.

               In the event a Contributor Affiliated Party is required to offer and sell such Tax Credit Syndication Interests to the CCC Affiliated Parties, such Contributor Affiliated Party shall submit a Developer's Package to sell such Tax Credit Syndication Interests to CCC (or any other Person designated by the CCC Affiliated Parties that is directly or indirectly owned or controlled by the CCC Affiliated Parties). In the event a CCC Affiliated Party (or here and hereinafter a Person designated by the CCC Affiliated Parties) desires to acquire such Tax Credit Syndication Interests, the applicable CCC Affiliated Party shall provide such Contributor Affiliated Party with a commitment letter (the "Commitment") with respect to such acquisition within 20 Business Days of obtaining the Developer's Package. The terms and conditions of the Commitment shall be substantially identical to the more favorable of either (i) the terms and conditions customarily offered by the CCC Affiliated Parties to the Contributor Affiliated Parties or (ii) the more generous terms, if any, that CCC Affiliated Parties are then generally providing to developers from whom CCC Affiliated Parties are then acquiring Tax Credit Syndication


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Interests (in either case for the purchase of Tax Credit Syndication Interests for similar investments), except that the price to be paid to the Contributor Affiliated Party and/or the compensation to be received by an applicable CCC Affiliated Party with respect to such Tax Credit Syndication Interests shall be as set forth in Section 3(b) below.

               (b) Purchase Price. The purchase price to be paid to a Contributor Affiliated Party with respect to a CCC Affiliated Party's purchase of Tax Credit Syndication Interests pursuant to this Section 3 shall be the Most Favored Nation Price. The "Most Favored Nation Price" shall be determined as follows:

               (i) The "price" (as defined below) for the Tax Credit Syndication Interests being acquired by a Syndication Entity designated by the CCC Affiliated Parties shall be the total payments and the anticipated timing of such payments to the Contributor Affiliated Party such as will produce an IRR to the investors in such Syndication Entity with regard to such Tax Credit Syndication Interest which, in CCC's estimate based on CCC's ordinary course of business and consistent with its past practice within the 90-day period prior to the date the applicable CCC Affiliated Party issues its Commitment, is the lowest IRR required in light of then prevailing market conditions to attract investors for the Syndication Entity (such lowest IRR or the average lowest IRR calculated in accordance with the next sentence being referred to herein as the "Lowest IRR"). If the applicable Contributor Affiliated Party, in its reasonable judgment, does not agree with CCC's conclusion as to the Lowest IRR, then the Lowest IRR shall be calculated as follows: (A) the average of the lowest, the second lowest and third lowest IRR (or if there are only two investments within such 90-day period, the average of such IRR's) with regard to all other Tax Credit Syndication Interest investments that the CCC Affiliated parties have made within the 90-day period prior to the date the applicable CCC Affiliated Party


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issues its Commitment, or (B) if there have not been at least two other investments in Tax Credit Syndication Interests made by the CCC Affiliated parties within such time period, then the average shall be CCC's reasonable estimate of the IRR required in light of then prevailing market conditions to attract investors for the Syndication Entity.

               (ii) An "IRR" shall be determined by calculating a quarterly compounded internal rate of return based upon (A) the price paid, and to be paid, and the timing of the payment of such price to a Local Partnership for a Tax Credit Property investment and (B) the after-tax benefits received, and to be received, and the timing of such benefits from such Local Partnership for the tax credits and tax losses with respect to such Tax Credit Syndication Interest investment.

               (iii) For purposes of this Section 3(b), "price" shall mean either (A) the amount paid to a Contributor Affiliated Party for the Tax Credit Syndication Interests or (B) the amount contributed to the Local Partnership for such Tax Credit Syndication Interests net of any amounts paid to the Syndication Entity or its Affiliates as fees or expenses in connection with the purchase and sale of such Tax Credit Syndication Interests.

               (c) Purchase Mechanics. Any CCC Affiliated Party shall have the right to purchase all, but not less than all, of any Tax Credit Syndication Interests offered for sale by a Contributor Affiliated Party pursuant to this Agreement. Any sale pursuant to a Commitment shall take place on a customary date for closing and shall be subject to customary conditions. Any such sale will be effected by the execution and delivery of all definitive agreements, instruments and certificates deemed reasonably necessary or desirable by the Contributor Affiliated Party and the applicable CCC Affiliated Party. In the event that the Commitment is not delivered in a timely manner, or the sale to the applicable CCC Affiliated Party is not


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consummated within a customary time period, in either case substantially as a result of the applicable CCC Affiliated Party's delay, the Contributor Affiliated Party shall have the right to sell the offered Tax Credit Syndication Interests in the specific instance without regard to the provisions of Section 3(a) but only after the Contributor Affiliated Party has given the applicable CCC Affiliated Party notice of the applicable CCC Affiliated Party's failure to so deliver the Commitment or consummate the sale and the applicable CCC Affiliated Party has not cured such failure within 10 Business Days of the giving of such notice.

               (d) State-Mandated Pricing and Selection Procedure. In the event a state allocates Housing Tax Credits to a property that becomes the subject of a Tax Credit Syndication Interest and such state, or a municipality or other governmental entity in such state, mandates a procedure for selecting the purchaser of the Housing Tax Credits or a price for such Tax Credit Syndication Interest higher than that provided for in this Section 3, then unless the applicable CCC Affiliated Party pays such higher price, or the applicable CCC Affiliated Party is selected in accordance with that procedure, the Contributor Affiliated Party may sell such Tax Credit Syndication Interest to any other buyer at such higher price or selected in accordance with such procedure, as applicable. If the Contributor Affiliated Party does not sell such Tax Credit Syndication Interest to another buyer at such higher price or selected in accordance with such procedure, as applicable, it shall reoffer such Tax Credit Syndication Interest to a CCC Affiliated Party in accordance with this Section
3. If a state has a state-mandated selection procedure, the Contributor Affiliated Party shall promptly notify the applicable CCC Affiliated Party and if requested by the applicable CCC Affiliated Party, Contributor Affiliated Party agrees to use its commercially reasonable efforts to cause the applicable CCC Affiliated Party to be selected in accordance with such procedures.


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               4. Exceptions to Contributor Affiliated Parties' Obligations to
Offer and Sell Tax Credit Syndication Interests.

               (a) Economic Tax Credit Syndication Interests. The obligations of each Contributor Affiliated Party set forth in Section 3 hereof shall not apply to an Economic Tax Credit Syndication Interest unless such interest is bifurcated into two or more interests, one or more of which is itself an Economic Tax Credit Syndication Interest and one or more of which is a Non-Economic Tax Credit Syndication Interest. In such event, the Non-Economic Tax Credit Syndication Interest must be offered and sold to a CCC Affiliated Party in accordance with the terms of this Agreement unless the Non-Economic Tax Credit Syndication Interest was part of an Economic Tax Credit Syndication Interest which was developed for sale to the permanent lender or equity provider which provided financing to the Tax Credit Property to which the bifurcated Economic Tax Credit Syndication Interest relates (a "Permanent Capital Provider"), in which event such Non-Economic Tax Credit Syndication Interest may be sold to such Permanent Capital Provider without first offering it to a CCC Affiliated Party. Notwithstanding the foregoing, if any Contributor Affiliated Party elects to sell to a CCC Affiliated Party, and such CCC Affiliated Party elects to acquire, a Non-Economic Tax Credit Syndication Interest which is part of a bifurcated Tax Credit Syndication Interest, such CCC Affiliated Party shall acquire such Non-Economic Tax Credit Syndication Interest without a right to cash flow or sale or refinancing proceeds if CCC's legal counsel renders an opinion that CCC will be the owner of such Non-Economic Tax Credit Syndication Interest for federal income tax purposes notwithstanding the lack of an interest in cash flow or sale or refinancing proceeds.

               (b) Conditions Under Which a Contributor Affiliated Party Need Not Sell to CCC. If the Contributor Affiliated Parties own less than 50% of the Economics from either Debt


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or equity (or the aggregate of Debt and equity) of a Person selling Tax Credit
Syndication Interests, such Contributor Affiliated Parties shall not be subject to the obligations set forth in Section 3 unless such Contributor Affiliated Parties have (i) the right or ability to direct the sale of the Tax Credit Syndication Interests, and (ii) such sale is (A) permitted pursuant to applicable law (other than fiduciary duties) and (B) not in derogation of such Contributor Parties' fiduciary duties (the "Non-Sale Conditions"). If any Non-Sale Conditions exist, the Contributor Affiliated Party shall promptly notify the applicable CCC Affiliated Party and if requested by the applicable CCC Affiliated Party, Contributor Affiliated Party agrees to use its commercially reasonable efforts to cause the Non-Sale Conditions to be waived.

               (c) Contributor Affiliated Party Acquisitions of Tax Credit Syndication Interests. Notwithstanding anything herein to the contrary, provided the following acquisitions are not made with the intent of circumventing the obligations of the Contributor Affiliated Parties pursuant to this Agreement, a Contributor Affiliated Party shall have the right to acquire Tax Credit Syndication Interests for its own account, provided that (i) such acquisition is not made for the purpose of resale, and (ii) if such Contributor Affiliated Party decides to sell Tax Credit Syndication Interests, such Tax Credit Syndication Interests must be offered and sold to a CCC Affiliated Party in accordance with the terms of this Agreement.

               5. Non-Competition.

               (a) Prohibited Activities. The Contributor Parties hereby covenant and agree that except as otherwise permitted in Section 5(b), without the prior written consent of CCC, no Contributor Affiliated Party shall directly or indirectly, for itself or others, individually or with others, in any capacity, including without limitation as an employee, officer, director, trustee, member, manager, investor, consultant, agent, owner, stockholder or partner, engage in a


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Competitive Business. "Competitive Business" shall mean arranging for and providing debt financing products and services to developers and owners of multi-family housing and equity financing products and services to developers and owners of Tax Credit Properties. Without limiting the foregoing, and by way of example only, Competitive Business includes (i) the businesses engaged in by the Acquired Businesses at the Effective Date; (ii) the syndication and sale of Tax Credits and Tax Credit Syndication Interests; (iii) any business conducted by CharterMac or American Mortgage Acceptance Company ("AMAC") or their respective Affiliates at the Effective Date; (iv) the acquisition of Tax Credits and Tax Credit Syndication Interests through tender offers or other methods; (v) Bond Enhancement in connection with multi-family housing (vi) Equity Enhancement; (vii) bridge lending, mezzanine lending, and predevelopment lending in connection with multi-family housing; (viii) providing or facilitating the provision of default swaps, credit derivative products and other derivative products in connection with multi-family housing; (ix) co-development of Tax Credit Properties; and (x) ownership of an Agency Lender or acting as a correspondent for an Agency Lender.

               (b) Permitted Activities. Notwithstanding the provisions of
Section 5(a), the Contributor Affiliated Parties may engage in the Competitive Business as follows (the "Permitted Activities"):

               (i) the acquisition, development or co-development of Tax Credit Properties and the sale of the Tax Credit Syndication Interests resulting from such development (subject to the obligations set forth in Sections 3 and 4);

               (ii) providing Bond Enhancement with respect to Tax Credit Properties that comprise Economic Tax Credit Syndication Interests (subject to the obligations set forth in Section 4 and provided that if the Contributor Affiliated Parties determine to "sell down", "sell


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off" or otherwise seek to reduce their exposure with respect to such Bond
Enhancement (a "Sell Down") by using the services or products available from an Agency Lender, such Contributor Affiliated Parties shall effect the Sell Down through PW Funding unless (A) PW Funding is prohibited from doing so by the rules of the applicable Agency Lender, (B) the terms being offered by PW Funding are not comparable to the terms offered by other Agency Lenders or (C) the Contributor Affiliated Parties do not utilize the services of an Agency Lender and contract directly with an Agency ;

               (iii) providing mezzanine financing secured by interests in multi-family housing other than on Tax Credit Properties that comprise Non-Economic Tax Credit Syndication Interests, provided, however that if such mezzanine financing is subordinate to a senior loan from an Agency Lender, the Contributor Affiliated Parties may not provide such mezzanine financing unless such senior loan is provided by PW Funding (unless (A) PW Funding is prohibited from providing such senior loan by the rules of the applicable Agency Lender,
(B) the terms for such senior loan being offered by PW Funding are not comparable to the terms offered by other Agency Lenders (provided that PW Funding shall have the right, within ten (10) Business Days of its receipt of notice from the Contributor Affiliated Parties that PW Funding's original terms are not comparable, to match any terms offered by other Agency Lenders), (C) the Contributor Affiliated Parties did not (x) market their mezzanine lending services through or in conjunction with Agency Lenders or (y) arrange for, or otherwise assist the mezzanine borrower in obtaining, such senior loan, or (D) the borrower does not approve PW Funding despite the good faith efforts of the Contributor Affiliated Parties to obtain such approval including, without limitation, providing PW Funding with an opportunity to make a presentation to such borrower);


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               (iv) acquiring or holding less than 5% of the outstanding voting securities of a public company or other entity in which a Contributor Affiliated Party is a passive investor engaged in a Competitive Business;

               (v) serving as a director of any company whose primary business is not a Competitive Business, including, without limitation, Insignia Financial Group, Inc.;

               (vi) any Competitive Business which (A) a Contributor Affiliated Party proposes to engage in and (B) was not engaged in by RCC, CharterMac or AMAC as of the Effective Date (the "New Competitive Business"), if such Contributor Affiliated Party first offers, by written notice which sets forth in reasonable detail the New Competitive Business, to CharterMac and CCC the right to engage in such New Competitive Business and (x) CharterMac or CCC does not notify such Contributor Affiliated Party within 60 days after receipt of such notice that it intends to engage in such business or (y) if CharterMac or CCC so notifies such Contributor Affiliated Party that it will engage in such business, CharterMac or CCC is not actively pursuing such New Competitive Business (provided that CharterMac or CCC shall promptly notify such Contributor Affiliated Party if it ceases to actively pursue such New Competitive Business);

               (vii) the acquisition of Tax Credits and Tax Credit Syndication Interests (other than any Tax Credits or Tax Credit Syndication Interests arising from transactions sponsored by RCC or any CCC Affiliated Party without the prior consent of RCC or such CCC Affiliated Party) through tender offers or other methods provided (A) the Contributor Affiliated Party engages in such activities for its own account; and (B) the Tax Credit Syndication Interests acquired in connection with such activities are not acquired for the purpose of resale or


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syndication, unless such Contributor Affiliated Party offers such Tax Credit
Syndication Interests to CCC in accordance with the terms of this Agreement;

               (viii) the acquisition, development or ownership of multi-family housing properties (other than Tax Credit Properties as to which subsection 5(b)(i) is applicable), the acquisition or ownership of interests in any entities which own interests in multi-family properties (other than Tax Credit Properties as to which subsection 5(b)(vii) is applicable) and the sale of interests in any entities formed to acquire such properties;

               (ix) equity investment for its own account in multi-family housing properties or in any entity which acquires, develops or owns multi-family housing properties;

               (x) equity investment for the account of others in multi-family properties (other than Tax Credit Properties) or in any entity which acquires, develops or owns multi-family properties;

               (xi) sponsor privately placed opportunity funds which acquire equity interests in real property assets.

               (c) Covenant not to Circumvent. Each Contributor Affiliated Party covenants that it will not utilize the exceptions set forth in Section 5(b) to otherwise circumvent the Contributor Affiliated Parties' obligations pursuant to
Section 5(a) or elsewhere in this Agreement other than as expressly permitted pursuant to the exceptions set forth in Section 5(b).

               (d) Fiduciary Duty. The Contributor Parties acknowledge that the Permitted Activities permit the Contributor Affiliated Parties to compete with the CCC Affiliated Parties. In light of the foregoing, each Contributor Affiliated Party which serves as a trustee of CharterMac, in recognition of his fiduciary duties to CharterMac, hereby agrees that such Contributor Affiliated Party shall (i)(A) be prohibited from attending any portion of any meeting


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of CharterMac (or any committee created or authorized by the Board of Trustees)
or any meeting of the governing body or a committee of any other CCC Affiliated Party at which matters within the scope of the Permitted Activities are discussed or (B) voting on such matters, if, in either case, a majority of the Independent Trustees or management of CharterMac in its reasonable discretion determines that such discussion involves confidential information relating to a matter on which a Contributor Affiliated Party competes or has the right to compete with the CCC Affiliated Parties and the Contributor Affiliated Party's participation in the meeting could be detrimental to the CCC Affiliated Parties; and (ii) not be entitled to receive information from CharterMac (or any committee created or authorized by the Board of Trustees) or from any CCC Affiliated Party or any committee thereof with respect to business within the scope of the Permitted Activities, if a majority of the Independent Trustees or management of CharterMac in its reasonable discretion determines that such information involves confidential information relating to a matter on which a Contributor Affiliated Party competes or has the right to compete with the CCC Affiliated Parties and the Contributor Affiliated Party's receipt of such information could be detrimental to the CCC Affiliated Parties. The management of CharterMac shall report on a quarterly basis to the audit committee of the Board of Trustees of CharterMac concerning matters on which the Independent Trustees or management of CharterMac has made determinations under this Section 5(d) and on any issues or disagreements that have arisen in connection with the administration of the provisions of this Section 5(d) in the preceding quarterly period. If the audit committee believes that the procedures in this Section 5(d) have not adequately protected against detrimental effects to the CCC Affiliated Parties, it shall recommend reasonable adjustments to such procedures which shall become applicable hereunder if approved by a majority of the Independent Trustees.


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               6. Non-solicitation of Employees. No Contributor Affiliated Party shall, directly or indirectly, hire or solicit for hire any person who is or was an employee of a CCC Affiliated Party so long as such person is an employee of a CCC Affiliated Party and for a period of 180 days after such person has ceased being employed by a CCC Affiliated Party.

               7. Non-solicitation of Owner and Developer Base. No Contributor Affiliated Party shall, directly or indirectly, alone or with others contact or solicit for the purpose of, or assist any other Person to contact or solicit for the purpose of, co-developing a Tax Credit Syndication Property with, any Person who, during the then preceding two-year period, sold, developed or owned real property or an interest therein, to or for a Syndication Entity or Local Partnership sponsored by any CCC Affiliated Entity or any Acquired Entity (a "CCC Contact"). Notwithstanding the foregoing, if with respect to a given potential co-development the Contributor Affiliated Party will be an active co-developer which provides material development and/or property management services to the co-development and is not solely acting as a financial partner or credit support provider, such Contributor Affiliated Party may contact or solicit and co-develop with a CCC Contact in accordance with the provisions of this Section 7. If a Contributor Affiliated Party desires to contact, solicit or co-develop with a CCC Contact for the purpose of entering into a co-development, such Contributor Affiliated Party shall give CCC at least five (5) Business Days advance notice of such intent and CCC shall have three (3) Business Days from the date of receipt of such notice to approve such request, which approval shall not be unreasonably withheld. In the event such permitted contact, solicitation or co-development with a CCC Contact results in the development of a Tax Credit Property, the Tax Credit Syndication Interests with respect to such Tax Credit Property shall be subject to the terms of this Agreement and notwithstanding the provisions of Section 4(b), such Contributor

Affiliated Party shall offer and sell Tax Credit Syndication Interests to CCC resulting from such development whether or not such Contributor Affiliated Party owns more or less than 50% of the Economics from either Debt or equity (or the aggregate of Debt and equity) of a Person selling Tax Credit Syndication Interests with respect to such development unless Section 3(d) allows for sale to another buyer.

               8. Confidential Information. No Contributor Affiliated Party shall divulge, transmit or otherwise disclose (except as legally compelled by court order, and then only to the extent required, after prompt notice to CCC of any such order), directly or indirectly, any confidential knowledge or information with respect to the operations, finances, organization or employees of CCC or its Affiliates or with respect to confidential or secret processes, services, techniques, customers or plans with respect to CCC or its Affiliates (collectively, "Confidential Information"). Further, no Contributor Affiliated Party shall use, directly or indirectly, any Confidential Information for the benefit of anyone other than CCC or its Affiliates. Notwithstanding the foregoing, no Contributor Affiliated Party has an obligation, express or implied, to refrain from using or disclosing to others any such Confidential Information that is or hereafter shall become generally available to the public other than through disclosure by any Contributor Affiliated Party.

               9. Acknowledgement. The parties acknowledge and agree that the covenants of each party that are set forth herein are given for good and valuable consideration, including, without limitation, the contribution transaction to be consummated pursuant to the Contribution Agreement, the receipt and sufficiency of which are hereby acknowledged.

               10. Injunctive Relief. Contributor Parties acknowledge and agree that it would be impossible to fully compensate CCC for damages resulting from the breach or threatened breach of the covenants of the Contributor Affiliated Parties contained in this Agreement. Accordingly, CCC shall be entitled, in addition to any other rights available to CCC at law or in equity, to injunctive relief (including temporary restraining orders, preliminary injunctions or permanent injunctions), to enforce such covenants without the necessity of proving actual damages therewith, and the Contributor Parties waive, and shall not allege as a claim or defense to such injunctive relief, that CCC has an adequate remedy at law.

               11. Severable Provisions. The provisions of this Agreement are severable, and if any one or more provisions may be determined to be illegal or otherwise unenforceable in whole or in part, the remaining provisions, and any partially unenforceable provisions to the extent enforceable, shall nevertheless be binding and enforceable.

               12. Miscellaneous Provisions.

               (a) Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing, shall be deemed to have been duly given or delivered when delivered personally or telecopied (receipt confirmed, with a copy sent by certified or registered mail as set forth herein) or by Federal Express or other overnight delivery service, to Stephen M. Ross, on behalf of Contributor Parties, and to CCC in each case at the address of such party set forth in the Contribution Agreement.

               (b) Amendment and Modification. This Agreement may be modified, amended or supplemented only by an instrument in writing signed by or on behalf of all of the parties hereto (which, in the case of CCC, shall require the approval of not less than a majority of the Independent Trustees of CharterMac).


               (c) Waiver of Compliance; Consents. No party may waive any right hereunder except pursuant to a written instrument signed by the party against whom such waiver is to be enforced (which, in the case of a waiver by CCC, shall require the approval of not less than a majority of the Independent Trustees of CharterMac). No waiver of or, delay in exercising, any right hereunder shall operate as a waiver of any right hereunder. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for waiver as set forth in this Section.

               (d) Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to the conflict of law principles thereof.

               (e) Jurisdiction. The parties hereby consent to personal jurisdiction in respect of any action arising under or in connection with this Agreement instituted in the United States District Court for the Southern District of New York or the courts of the State of New York and to service of process upon them in the manner set forth in subsection 12(a).

               (f) Assignment. This Agreement and the rights and obligations hereunder may not be assigned by any party hereto without the written consent of all other parties hereto.

               (g) Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (h) Section Headings. The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. All references in this Agreement to Sections are to sections of this Agreement, unless otherwise indicated.

               (i) Entire Agreement. This Agreement, together with the Contribution Agreement, embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

               (j) Contributor Affiliated Parties' Agent. Each Person comprising the Contributor Affiliated Parties hereby appoints Stephen M. Ross as its attorney-in-fact ("Contributor's Agent") for purposes of making all decisions that are to be made by Contributor Affiliated Parties hereunder and otherwise exercising the discretion of Contributor Affiliated Parties hereunder and executing any amendments hereto and executing and receiving any notices, consents, waivers, certificates or other documents or instruments contemplated hereby or to be delivered hereunder which appointment is irrevocable and coupled with an interest. Contributor's Agent shall have full power to act on behalf of and to bind each Person comprising the Contributor Affiliated Parties in connection with the foregoing.

               (k) CCC Affiliated Parties' Agent. Each person comprising the CCC Affiliated Parties hereby appoints CCC as its attorney-in-fact ("CCC's Agent") for purposes of making all decisions that are to be made by CCC Affiliated Parties hereunder and otherwise exercising the discretion of CCC Affiliated Parties hereunder and executing any amendments hereto and executing and receiving any notices, consents, waivers, certificates or other documents or instruments contemplated hereby or to be delivered hereunder which appointment is irrevocable and coupled with an interest. CCC's Agent shall have full power to act on behalf of and to bind each Person comprising the CCC Affiliated Parties in connection with the foregoing.

               (l) Third Party Beneficiary. CharterMac is an intended third-party beneficiary of this Agreement and shall have the right, independently or together with CCC, to enforce any of the provisions hereof.

               IN WITNESS WHEREOF, this Agreement is hereby executed as of the day and year first above written.

                                 CONTRIBUTOR PARTIES:

                                 STEPHEN M. ROSS

                                 By: /s/ Michael Oribson
                                     Michael Oribson, Esq.
                                     Pursuant to Power of Attorney

                                 RELATED GENERAL II L.P.
                                 By:   RCMP, Inc., general partner

                                       By:/s/ Jeff T. Blau
                                          Name:  Jeff T. Blau
                                          Title: Vice President

                                 RCMP MANAGEMENT, INC.

                                 By:   /s/ Michael J. Brenner
                                       Name:  Michael J. Brenner
                                       Title: Executive Vice President


                                 THE RELATED COMPANIES, L.P.

                                 By: The Related Realty Group, Inc., general partner

                                       By:/s/ Jeff T. Blau
                                          Name:  Jeff T. Blau
                                          Title: President

                                 CCC:

                                 CHARTERMAC CAPITAL COMPANY, LLC

                                 By:   Charter Mac Corporation, managing
                                       member

                                       By:/s/ Alan P. Hirmes
                                          Name: Alan P. Hirmes
                                          Title: Chief Operating Officer

                                    EXHIBIT A

                               Developers Package
                               ------------------

                        DOCUMENT SUBMISSION REQUIREMENTS

Property Name: Master Due Diligence               Current Request Date:
Location:                                         Estimated Closing Date:

To order our third party reports and otherwise accomplish our underwriting, we request the following information and documents. Note that it would be appreciated to forward the items listed beneath "Engineering Report" and "Market Study" so that we may facilitate our third party reports. Please send these documents with the attached cover sheet indicating the enclosed items to Amy Druckemiller (Tel: 212-588-2160), David Murstein (Tel: 212-521-6448) or Justin Ginsberg (Tel: 212-521-6369) at your earliest convenience. Thank you for your cooperation.




Engineering Report
------------------

Requested  Received   N/A
|_|          |_|      |_|       Architect Contract
|_|          |_|      |_|       Architect Resume
|_|          |_|      |_|       Construction Contract
|_|          |_|      |_|       Construction Schedule
|_|          |_|      |_|       Construction Budget
|_|          |_|      |_|       Contractor Resume (including list of comparable projects)
|_|          |_|      |_|       Contractor's Financial Statement
|_|          |_|      |_|       Developer Contact for Construction Oversight (GC name, address, phone, fax)
|_|          |_|      |_|       Environmental Assessments - Phase 1, 2, etc.
|_|          |_|      |_|       Evidence of Utility Availability
|_|          |_|      |_|       Evidence of Zoning
|_|          |_|      |_|       Sample Payment and Performance Bond
|_|          |_|      |_|       Scope of Work / Specifications
|_|          |_|      |_|       Set of Civil Plans (indicating all site work and details)
|_|          |_|      |_|       Soils Report (new construction only) Land Title Survey
|_|          |_|      |_|       Trade Item Breakdown (including unit quantities, unit prices, and total trade cost)
|_|          |_|      |_|       Three Full Sets of Plans (architectural, structural, plumbing, mechanical, electrical, landscape, fire protection)


Market Study
------------

Requested  Received   N/A
|_|          |_|      |_|       Completed Property Submission Form (attached)
|_|          |_|      |_|       Descriptive or Promotional Information on the Property
|_|          |_|      |_|       Executed Equity Commitment
|_|          |_|      |_|       Map and Directions to Site
|_|          |_|      |_|       Management Contact Information (name, address, phone and fax)
|_|          |_|      |_|       Property Contact Information (name, address, phone and fax)
|_|          |_|      |_|       Proposed Site Plan (Schematic)
|_|          |_|      |_|       Tax Credit Reservation Letter and/or Commitment
|_|          |_|      |_|       Resume of Property Manager - including list of properties managed, vacancy rates, types of projects (i.e. elderly), and types of subsidies (i.e. LIHTC, Section 8)
|_|          |_|      |_|       Tax Credit Application

|_|          |_|      |_|       Bond Application
|_|          |_|      |_|       Unit Layouts (Schematic)
|_|          |_|      |_|       Utility Allowance Matrix or letter, along with utility structure
|_|          |_|      |_|       Existing Appraisal (if available)
|_|          |_|      |_|       Existing Market Study (if available)


Tax Credit / Bond Information
-----------------------------

Requested  Received   N/A
|_|          |_|      |_|       Accountant Certification as to 10% Test (include a schedule breaking down costs incurred along with proper invoices and/or canceled checks)
|_|          |_|      |_|       Area Median Income Information and Backup
|_|          |_|      |_|       Carryover Reservation Letter (if applicable)
|_|          |_|      |_|       Proof of Qualified Census Tract or Difficult to Develop Area (if applicable)
|_|          |_|      |_|       Section 42(m) Letter (Tax-exempt Bond Deals)
|_|          |_|      |_|       Tax-Exempt Bond Inducement Letter
|_|          |_|      |_|       50% cost calculation for Tax-Exempt Bond Deals
|_|          |_|      |_|       Description of borrowing entity, including a listing of all Principals (defined as a GP, or a LP holding a 25% or greater interest), and a description of each Principal's control and responsibilities in the organization


Real Estate Operations Review
-----------------------------

Requested  Received   N/A
|_|          |_|      |_|       Certification of Property's existing reserves and amounts remaining upon completion
|_|          |_|      |_|       Current Rent Roll (existing deals) including apt. #, tenant name, unit rent, subsidy information, delinquency, move-in date, lease expiration, tenant income, and household size
|_|          |_|      |_|       Current Real Estate Tax Bill
|_|          |_|      |_|       Evidence of PILOT/Property Tax Abatement (if applicable)
|_|          |_|      |_|       Financial Statements for Developer's other properties in the area (last two years if applicable)
|_|          |_|      |_|       Financial Statements for Managing Agent's other properties in the area (last two years if applicable)
|_|          |_|      |_|       Insurance Certificate and Binder (construction period)
|_|          |_|      |_|       Insurance Quote (for property as completed)
|_|          |_|      |_|       Management Contract
|_|          |_|      |_|       Management Plan
|_|          |_|      |_|       Marketing Plan
|_|          |_|      |_|       Relocation Plan
|_|          |_|      |_|       Resident Selection Plan
|_|          |_|      |_|       Professional Contact List (Working Group List with telephone and fax numbers)
|_|          |_|      |_|       Projected 15-year Operating ProForma Property Vendor Contracts (laundry, pest control, trash, elevator, cable,...)
|_|          |_|      |_|       Property's Financial Statements (last three years - if available)
|_|          |_|      |_|       Social Services Plan, Resume, Contract
|_|          |_|      |_|       Utility Bills for last 12 months (water, sewer, electricity, gas, trash,...)



  Financial Review
  ----------------

Requested  Received   N/A
|_|          |_|      |_|       Construction Loan Commitment
|_|          |_|      |_|       Construction Loan Documents
|_|          |_|      |_|       Construction Sources and Uses and Draw Schedule (monthly basis)
|_|          |_|      |_|       Lease-Up Budget and Lease-Up Schedule
|_|          |_|      |_|       Permanent Loan Commitment Letter
|_|          |_|      |_|       Loan Applications
|_|          |_|      |_|       Subordinate Financing Commitments and Terms


Documents and Contracts (Legal Review)
--------------------------------------

Requested  Received   N/A
|_|          |_|      |_|       Certificate of Good Standing (Partnership, General Partner,...)
|_|          |_|      |_|       Current Partnership Agreement
|_|          |_|      |_|       Development Agreement
|_|          |_|      |_|       Environmental Consultant's Reliance Letter & $1,000,000 E&O Environmental Consultant Insurance
                                Policy Binder
|_|          |_|      |_|       Flood Plain & Wetlands Determination Letters
|_|          |_|      |_|       Form of Standard Lease
|_|          |_|      |_|       Formation Documents for Partnership and Partners (certificate of limited partnership, articles of organization, by-laws,...)
|_|          |_|      |_|       Ground Lease (if applicable)
|_|          |_|      |_|       Land Purchase Contract, Option or Deed
|_|          |_|      |_|       Legal Description of Property
|_|          |_|      |_|       Title Insurance Commitment or Policy

Development Team Review
-----------------------

Requested  Received   N/A
|_|          |_|      |_|       Biography / Resume of All Guarantors
|_|          |_|      |_|       Biography / Resume of the Developer (including marketing materials and brochures)
|_|          |_|      |_|       Financial Statements of the General Partner(s) and all Guarantors
|_|          |_|      |_|       Tax Returns of the General Partner(s) and all Guarantors for last 3 years (requirement waived if providing audited financials)
|_|          |_|      |_|       List of Properties Developed & Owned by the Developer(s)
|_|          |_|      |_|       Not-for-Profit Partner Resume (if applicable)


Credit Check
------------

For all persons and entities serving as General Partner(s) and for all guarantors, we need the following information:

Requested  Received   N/A
|_|          |_|      |_|       Bank and Trade References


|_|          |_|      |_|       Corporation (in addition to principal(s), if the general partner(s) is to be a corporation):
                                name of company, address, telephone number, contact name and tax identification number.

|_|          |_|      |_|       Individuals (for all principals involved as general partners): name, home address, social security number and date of birth.